RBC Capital Markets Financial Institutions Conference 2019 Greg D. Carmichael Chairman, President & Chief Executive Officer March 12, 2019 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fifth Third Bancorp’s and MB Financial, Inc.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. In addition to factors previously disclosed in Fifth Third Bancorp’s and MB Financial, Inc.’s reports filed with or furnished to the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval of the merger by MB Financial, Inc.’s stockholders on the expected terms and schedule, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the businesses of MB Financial, Inc. or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Fifth Third Bancorp’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes use non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. If applicable, we provide GAAP reconciliations for non-GAAP financial measures in a later slide in this presentation, which is also available in the investor relations section of our website, www.53.com. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, the Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 26 through 28 of our 4Q18 earnings release. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed merger, Fifth Third Bancorp has filed with the SEC a Registration Statement on Form S-4 that includes the Proxy Statement of MB Financial, Inc. and a Prospectus of Fifth Third Bancorp, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Fifth Third Bancorp and MB Financial, Inc., may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Fifth Third Bancorp at ir.53.com or from MB Financial, Inc. by accessing MB Financial, Inc.’s website at investor.mbfinancial.com.   Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Fifth Third Investor Relations at Fifth Third Investor Relations, MD 1090QC, 38 Fountain Square Plaza, Cincinnati, OH 45263, by calling (866) 670-0468, or by sending an e-mail to ir@53.com or to MB Financial, Attention: Corporate Secretary, at 6111 North River Road, Rosemont, Illinois 60018, by calling (847) 653-1992 or by sending an e-mail to dkoros@mbfinancial.com. Fifth Third Bancorp and MB Financial, Inc. and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MB Financial, Inc. in respect of the transaction described in the Proxy Statement/Prospectus. Information regarding Fifth Third Bancorp’s directors and executive officers is contained in Fifth Third Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated March 6, 2019, which are filed with the SEC. Information regarding MB Financial, Inc.’s directors and executive officers is contained in its Proxy Statement on Schedule 14A filed with the SEC on April 3, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

Well-positioned franchise and focused footprint Regional footprint Out of footprint middle market and corporate banking FITB markets with a top 3 deposit share 2019 Bloomberg Gender-Equality Index1 Best Regional Bank4 Best Bank for HNW Families (runner-up)4 2019 World’s Most Ethical Companies2 2019 Best Technology Strategy3 Financials for FITB and MBFI from 2018 10-K; Pro forma results do not adjust for financial impacts expected upon closing of the transaction; 12019 Bloomberg Gender-Equality Index member; 22019 Ethisphere World’s Most Ethical Companies; 32019 Bank Director “Ranking Banking: Regional All-Stars” awards; 42018 Kiplinger “Best Banks” Ranking; 5 Includes loans held for sale Total Assets Total Loans5 Commercial Consumer Core Deposits As of 12/31/18 Pro forma $146BN $95BN 63% 37% $106BN $166BN $109BN 65% 35% $118BN +

Strategic priorities 1 2 Maintain credit, expense and capital discipline Invest to drive organic growth and profitability 3 Expand market share in key geographies Committed to achieving 4Q19 financial targets, including expected benefits from MB Financial Focused on generating positive operating leverage in all environments 4 Leverage technology as a key enabler

Consistently delivering on financial commitments Significant improvement in key profitability metrics over the past three years, with strong momentum going into 2019 All periods reflect change in accounting policy for LIHTC 1Non-GAAP measure: see reconciliation on pages 13 and 14 of this presentation ROTCE Adjusted1 ROA Adjusted1 Efficiency Ratio Adjusted1 (All periods reflect change in accounting policy for LIHTC)

Sustainable strategies and execution to outperform peers through-the-cycle Net interest margin1 Average core deposits Nonperforming assets CRE as a % of total capital Significantly improved the risk and return profile over the last several years Change from 3Q15 – 4Q18 Change from 4Q17 – 4Q18 As of 4Q18 As of 4Q18 Peer Median Peer Median Peer Median Peer Median 1Non-GAAP measure: see reconciliation on pages 13 and 14 of this presentation

Growing market share in Commercial business while maintaining risk profile C&I loan growth Strategic priorities: Enhancing profitability through expansion and select acquisitions Growing differentiated capabilities in capital markets and treasury management Focused on creating distinctive client experience High quality balance sheet growth Recent proof points: Middle market expansion in Southern California and Texas Acquisition of Coker Capital Decreased credit cycle times ~30% Increased RM productivity ~15% Strong C&I loan growth; remain cautious on CRE Capital markets revenue growth Commercial criticized assets 6% CAGR 8% CAGR End of Period excl. exits (383) bps

Retail: Investing in high growth markets while accelerating digital transformation

Retail network optimization

- Reallocate 100 – 125 branches to higher growth markets within existing footprint in the Southeast while maintaining top market share in the Midwest
- Branch square footage ~30 – 50% smaller than legacy network with a shorter payback period
- Opportunity for ~$2BN deposit growth over 5 year period

	Deposits per branch[1]		Deposit growth rate[2]	
	Midwest[3]	Southeast[4]	Midwest[3]	Southeast[4]
FITB	$70MM	$58MM	3.9%	5.8%
MSA Average	$59MM	$77MM	3.0%	4.7%

Deposit growth has outperformed in the Southeast despite lower market share, creating a compelling growth opportunity

Transactions increasingly digital, but a physical presence remains important

Customer channel preference[5]



Mobile Banking
44%
Branch Banking
61%
Online Banking
71%
4%
4%
11%
25%
11%
21%
14%

+10% CAGR — Revenue per branch (2015-2018)

+17% CAGR — Pre-tax income per branch (2015-2018)

93% ... of households visited branches in the past year

Investing in digital technologies

- Recent rollout of technologies and applications
  - Momentum app (for student loans)
  - Dobot app (to improve customer savings)
  - Contactless debit cards
  - Cardless ATMs

Note: Transaction data as of 4Q18; Digital consists of mobile, online and ATM transactions; [1] Deposits capped at $500 million per branch; [2]Deposit growth rate from 2013 to 2018; [3]IL, IN, KY, MI, OH, and WV; [4]FL, GA, NC, and TN; [5]Novantas Multi Channel Survey.

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© Fifth Third Bancorp | All Rights Reserved

Well-positioned for outsized growth Market share vs. household income growth Note: Peers are pro forma for announced/completed mergers; Deposits capped at $500 million per branch per FDIC Summary of Deposits as of June 30, 2018; 1Reflects deposit-weighted average household income growth from 2019 to 2024 per SNL; 2Reflects percent of total company deposits with top 3 market share by MSA; 3Excludes JPM, BAC and WFC Projected Household Income Growth1 % Deposits With Top 3 Market Share2 Peer Median3: 9.4% Peer Median3: 49% + FITB Rank3 (out of 11) % Deposits With Top 3 Share#2 Projected HHI Growth#4 Market share and demographic trends position us well for future outperformance

MB Financial remains on track

Components of $255MM expense synergies



Technology 11%
Facilities 12%
Other Operating Expenses 22%
Compensation 55%

	By 6/30/19	2H19	1H20	Total % of MB
Systems decommissioned	~870	~50	~25	~90%
Non-branch square footage reduced	~12k	~345k	~180k	~30%
Branches consolidated	47 *July 2019; includes Fifth Third and MB branches*			~55%

MB acquisition accomplishments to date

- ✓ Received regulatory approval on 3/6
- ✓ Highly successful talent and client retention to date
- Expect to close transaction on 3/22
- Focused on maintaining positive momentum post-closing
- Primary systems conversion expected occur in early May 2019

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© Fifth Third Bancorp | All Rights Reserved

Current outlook

Projected 4Q19 financial metrics, including expected benefits from MB Financial

Adjusted[1]

ROTCE: ~17.5% **ROA: ~1.50%** **Efficiency Ratio: <55%**

Expect continued progression to achieve ~9.0% CET1 capital target

Expected MB impact on consolidated results:

- Expect 6-8 bps of core NIM expansion (excluding purchase accounting benefits)
- Continue to expect ~$255MM in annual expense synergies (50% in year 1; fully achieved for FY2020)
- Expected FY2020 benefit from MB:
  - ~+2% ROTCE
  - ~+12bps ROA
  - ~(4%) Efficiency ratio

[1]Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 4Q18 earnings release

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© Fifth Third Bancorp | All Rights Reserved

Strategic priorities Focused on top quartile through-the-cycle performance to create long term shareholder value 1 3 2 4 Leverage technology as a key enabler Maintain credit, expense and capital discipline Expand market share in key geographies Invest to drive organic growth and profitability

Regulation G non-GAAP reconciliation 1Pre-tax items: for 4Q18 and FY 2018 assume a 21% tax rate, for FY 2017 and FY 2016 assume a 35% tax rate Fifth Third Bancorp and Subsidiaries Regulation G Non-GAAP Reconciliation For the Three Months Ended $ and shares in millions December FY FY FY (unaudited) 2018 2018 2017 2016 Net income attributable to Bancorp (U.S. GAAP) (a) $455 $2,193 $2,180 $1,547 Net income attributable to Bancorp (U.S. GAAP) (annualized) (b) $1,805.16304332 $2,193 $2,180 $1,547 Net income available to common shareholders (U.S. GAAP) (c) $432 $2,118 $2,105 $1,472 Add: Intangible amortization, net of tax 1 4 1 1 Tangible net income available to common shareholders $433 $2,122 $2,106 $1,473 Tangible net income available to common shareholders (annualized) (d) $1,717.880435 $2,122 $2,106 $1,473 Net income available to common shareholders (annualized) (e) $1,713.913043328 $2,118 $2,105 $1,472 Average Bancorp shareholders' equity (U.S. GAAP) (f) $15,794 $15,970 $16,424 $16,453 Less: Average preferred stock (g) -1,331 -1,331 -1,331 -1,331 Average goodwill -2,468 -2,462 -2,425 -2,416 Average intangible assets -32 -29 -18 -11 0.11600000000000001 0.1164 Average tangible common equity (h) $11,963 $12,148 $12,650 $12,695 12698.275862068966 12654.639175257731 Adjustments (pre-tax items) Vantiv/ Worldpay step-up gain 0 -,414 0 0 Litigation reserve charges 0 8 0 0 Branch network assessment charge 0 38 0 28 Gain on sale of certain branches 0 0 0 -19 Gain on sale of the non-strategic agented bankcard loan portfolio 0 0 0 -11 Vantiv warrant valuation 0 0 0 -64 Valuation of Visa total return swap -7 59 80 55 Gain from GreenSky IPO 0 -16 0 0 GreenSky securities losses 21 34 0 0 Merger-related expenses 27 27 0 0 Transfer of certain nonconforming investments under Volcker to held-for-sale 0 0 0 9 Contribution for Fifth Third Foundation 0 10 15 8 Gain on Vantiv warrant actions 0 0 0 -9 One-time employee bonus 0 0 15 0 Leveraged lease remeasurement 0 0 27 0 Bankcard refunds / (reversal) 0 0 -12 16 Retirement eligibility changes 0 0 0 9 Vantiv TRA settlement payment 0 0 0 -,280 Gain on sale of Vantiv/Worldpay shares 0 -,205 -1,037 0 Gain on sale of a non-branch facility 0 0 0 -11 B 1805 2193 2180 1547 Compensation expense primarily related to staffing review 0 19 0 0 K 1932 1845 1772 1390 Tax rate on pre 2018 quarters Adjustments - after-tax1 (i) $32.39 $-,347.6 $-,592.80000000000007 $-,174.85 M ,144,185 ,142,183 ,140,527 ,142,173 Adjustments - tax-related D 1718 2122 2106 1473 Tax expense related to gain on sale of Vantiv shares 0 0 20 0 H 11963 12148 12650 12695 Income tax reduction from a remeasurement of the deferred tax liability 0 0 -,220 Adjustments - tax-related (j) 0 0 -,200 0 Adjusted net income attributable to Bancorp [(a) + (i) + (j)] $487.39 $1,845.4 $1,387.1999999999998 $1,372.15 Adjusted net income attributable to Bancorp (annualized) (k) $1,931.6668476565599 $1,845.4 $1,387.1999999999998 $1,372.15 Adjusted net income available to common shareholders [(c) + (i) + (j)] $464.39 $1,770.4 $1,312.1999999999998 $1,297.1500000000001 Adjusted net income available to common shareholders (annualized) (l) $1,841.41684766456 $1,770.4 $1,312.1999999999998 $1,297.1500000000001 Average assets (m) $,144,185 $,142,183 $,140,527 $,142,173 Metrics: 4Q 2018 2017 2016 Return on average assets (b) / (m) 1.2519770040711586E-2 1.5423784840663089E-2 1.5513033082610459E-2 1.0881109634037406E-2 ROA 1.2518639248188091E-2 1.5423784840663089E-2 1.5513033082610459E-2 1.0881109634037406E-2 Adjusted return on average assets (k) / (m) 1.3397141503322536E-2 1.2979048128116583E-2 9.8714126110996444E-3 9.6512699317029254E-3 Adj ROA 1.3399452092797448E-2 1.2976234852267851E-2 1.2609676432287035E-2 9.77682119671105E-3 Return on average tangible common equity (d) / (h) 0.14299999999999999 0.1746789594995061 0.16600000000000001 0.11600000000000001 ROTCE 0.14360946250940398 0.1746789594995061 0.16648221343873518 0.11602993304450571 Adjusted return on average tangible common equity (l) / (h) 0.15392600916697818 0.14573592360882451 0.10373122529644267 0.10217802284363924 Adj ROTCE 0.15389116442363956 0.1457029963780046 0.13415019762845851 0.10358408822371012 Fifth Third Bancorp and Subsidiaries Regulation G Non-GAAP Reconciliation For the Three Months Ended $ and shares in millions December FY FY FY (unaudited) 2018 2018 2017 2016 Adjustments (pre-tax items) Vantiv/ Worldpay step-up gain 0 -,414 0 0 Litigation reserve charges 0 8 0 0 Branch network assessment charge 0 38 0 28 Gain on sale of certain branches 0 0 0 -30 Gain on sale of the non-strategic agented bankcard loan portfolio 0 0 0 -11 FTPS/Vantiv warrant revaluation & puts 0 0 0 -75 Valuation of Visa total return swap -7 59 80 55 Gain from GreenSky IPO 0 -16 0 0 GreenSky securities losses 21 34 0 0 Merger-related expenses 27 27 0 0 Contribution for Fifth Third Foundation 0 10 15 8 Impairment related to affordable housing investments from TCJA 0 One-time employee bonus 0 0 15 0 Retirement eligibility changes 0 0 0 9 Leveraged lease remeasurement 0 0 0 0 Vantiv TRA settlement payment 0 0 0 -,281 Gain on sale of Vantiv/Worldpay shares 0 -,205 -1,037 0 Volcker covered fund write down 0 0 0 9 Compensation expense primarily related to staffing review 0 19 0 22 Adjustments - after-tax1 (i) $32.39 $-,347.6 $-,602.55000000000007 $-,172.9 1 Adjustments - tax-related Discrete tax detriment 0 0 -25 0 Benefit in connection with certain commercial lease terminations 0 0 0 8 Deferred tax liability 0 0 220 8 Adjustments - tax-related (j) 0 0 195 16 Adjusted net income attributable to Bancorp [(a) + (i) + (j)] $487.39 $1,845.4 $1,772.4499999999998 $1,390.1 Adjusted net income attributable to Bancorp (annualized) (k) $1,931.6668476565599 $1,845.4 $1,772.4499999999998 $1,390.1 Adjusted net income available to common shareholders [(c) + (i) + (j)] $464.39 $1,770.4 $1,697.4499999999998 $1,315.1 Adjusted net income available to common shareholders (annualized) (l) $1,841.41684766456 $1,770.4 $1,697.4499999999998 $1,315.1 Average assets (m) $,144,185 $,142,183 $,140,527 $,142,173 Metrics: Return on assets (b) / (m) 1.2519770040711586E-2 1.5423784840663089E-2 1.5513033082610459E-2 1.0881109634037406E-2 Adjusted return on assets (k) / (m) 1.3397141503322536E-2 1.2979048128116583E-2 1.2612878663886653E-2 9.7775245651424668E-3 Return on average tangible common equity (d) / (h) 0.14299999999999999 0.17499999999999999 0.16600000000000001 0.11600000000000001 Adjusted return on average tangible common equity (l) / (h) 0.15392600916697818 0.14573592360882451 0.13418577075098811 0.103591965340685

Regulation G non-GAAP reconciliation Fifth Third Bancorp and Subsidiaries Regulation G Non-GAAP Reconciliation For the Three Months Ended $ and shares in millions December FY FY FY (unaudited) 2018 2018 2017 2016 Average interest-earning assets (n) $,131,072 $,128,905 $,126,293 $,126,285 Net interest income (U.S. GAAP) $1,081 $4,140 $3,798 $3,615 Add: FTE Adjustment 4 16 26 25 Net interest income (FTE) (o) $1,085 $4,156 $3,824 $3,640 Net interest income (FTE) (annualized) (p) $4,304.6195648399998 $4,156 $3,824 $3,640 Net interest income (FTE) $1,085 $4,156 $3,824 $3,640 $0 $0 $0 $0 #REF! Bankcard refunds / (reversal) 0 0 -12 16 Leveraged lease remeasurement 0 0 27 0 Adjusted net interest income (FTE) (q) $1,085 $4,156 $3,839 $3,656 Adjusted net interest income (FTE) (annualized) (r) $4,304.6195648399998 $4,156 $3,839 $3,656 Noninterest income (U.S. GAAP) (s) $575 $2,790 $3,224 $2,696 Valuation of Visa total return swap -7 59 80 55 Gain from GreenSky IPO 0 -16 0 0 GreenSky securities losses 21 34 0 0 Branch network assessment charge 0 38 0 28 Vantiv/ Worldpay step-up gain 0 -,414 0 0 Gain on sale of Vantiv/Worldpay shares 0 -,205 -1,037 0 Transfer of certain nonconforming investments under Volcker to held-for-sale 0 0 0 9 Gain on sale of certain branches 0 0 0 -19 Gain on sale of a non-branch facility 0 0 0 -11 Gain on sale of the non-strategic agented bankcard loan portfolio 0 0 0 -11 Gain on Vantiv warrant actions 0 0 0 -9 Vantiv warrant valuation 0 0 0 -64 Vantiv TRA settlement payment 0 0 0 -,280 Adjusted noninterest income (t) $589 $2,286 $2,267 $2,394 Noninterest expense (U.S. GAAP) (u) $977 $3,928 $3,782 $3,760 Contribution for Fifth Third Foundation 0 -10 -15 -8 One-time employee bonus 0 0 -15 0 Compensation expense primarily related to staffing review 0 -19 0 0 Merger-related expenses -27 -27 0 0 Retirement eligibility changes 0 0 0 -9 Litigation reserve increase 0 -8 0 0 Adjusted noninterest expense (v) $950 $3,864 $3,752 $3,743 Metrics: Net interest margin (FTE) (p) / (n) 3.2900000000000006E-2 3.2199999999999999E-2 3.0300000000000001E-2 2.8799999999999999E-2 Adjusted net interest margin (FTE) (r) / (n) 3.2900000000000006E-2 3.2199999999999999E-2 3.04E-2 2.8899999999999999E-2 Efficiency ratio (FTE) (u) / [(o) + (s)] 0.58799999999999997 0.56499999999999995 0.5366061293984109 0.59343434343434343 Adjusted efficiency ratio (v) / [(q) + (t)] 0.56750298685782552 0.59981372244644515 0.61447756305273504 0.61867768595041317 G2 G1 Bankcard refunds / (reversal) y Bankcard refunds / (reversal) Branch / land impairment charge y Branch / land impairment charge Branch network assessment charge y Branch network assessment charge Compensation expense primarily related to staffing review y Compensation expense primarily related to staffing review Compensation expense primarily related to staffing review Contribution for Fifth Third Foundation Contribution for Fifth Third Foundation Gain from GreenSky IPO Gain from GreenSky IPO Gain on sale of a non-branch facility Gain on sale of a non-branch facility Gain on sale of certain branches Gain on sale of certain branches Gain on sale of the non-strategic agented bankcard loan portfolio Gain on sale of the non-strategic agented bankcard loan portfolio Gain on sale of Vantiv/Worldpay shares Gain on sale of Vantiv/Worldpay shares Gain on Vantiv warrant actions Gain on Vantiv warrant actions GreenSky securities losses GreenSky securities losses Leveraged lease remeasurement Leveraged lease remeasurement Litigation reserve charges Litigation reserve increase Merger-related expenses Merger-related expenses One-time employee bonus One-time employee bonus Retirement eligibility changes Retirement eligibility changes Transfer of certain nonconforming investments under Volcker to held-for-sale Transfer of certain nonconforming investments under Volcker to held-for-sale Valuation of Visa total return swap Valuation of Visa total return swap Vantiv TRA settlement payment Vantiv TRA settlement payment Vantiv warrant valuation Vantiv warrant valuation Vantiv/ Worldpay step-up gain Vantiv/ Worldpay step-up gain